SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): August 21, 1998





                              HRPT PROPERTIES TRUST
               (Exact name of registrant as specified in charter)




    Maryland                      1-9317                        04-6558834
 (State or other             (Commission file                 (IRS employer
 jurisdiction of                 number)                   identification no.)
 incorporation)


400 Centre Street, Newton, Massachusetts                              02158
(Address of principal executive offices)                            (Zip code)


Registrant's telephone number, including area code:  617-332-3990


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)       Exhibits.

         1.1 Purchase Agreement dated as of August 21, 1998 by and among HRPT Properties Trust and the several Underwriters named therein pertaining to $160,000,000 in aggregate principal amount of 6 7/8 %Senior Notes due 2003.

         4.1 Form of Supplemental Indenture dated as of August 26, 1998 by and between HRPT Properties Trust and State Street Bank and Trust Company pertaining to $160,000,000 in aggregate principal amount of 6 7/8% Senior Notes due 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      HRPT PROPERTIES TRUST



                                      By: /s/ Ajay Saini
                                          Ajay Saini
                                          Treasurer and Chief Financial Officer

Date: August 21, 1998